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Exhibit 99.1

         LETTER OF TRANSMITTAL

NORTHSTAR REALTY FINANCE CORP.

Offer to Exchange newly issued 3.00% Senior Notes due 2014 of NorthStar Realty Finance Corp.

for

any and all outstanding 7.50% Exchangeable Senior Notes due 2031 of NorthStar Realty Finance Limited Partnership (CUSIP No. 66705PAA1) (the "Old Notes")

Fully and Unconditionally Guaranteed by NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MARCH 27, 2014 UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS WHO TENDER THEIR OLD NOTES PRIOR TO THE EXPIRATION DATE WILL RECEIVE THE "EXCHANGE CONSIDERATION," PLUS ACCRUED AND UNPAID INTEREST, AS DESCRIBED IN THE PROSPECTUS RELATING TO THE EXCHANGE OFFER FOR SUCH OLD NOTES TENDERED AND ACCEPTED.

RIGHTS TO WITHDRAW TENDERED OLD NOTES TERMINATE ON THE EXPIRATION DATE. YOU MAY WITHDRAW OLD NOTES ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. YOU SHOULD CAREFULLY REVIEW THE PROCEDURES FOR TENDERING OLD NOTES BEGINNING ON PAGE 50 OF THE PROSPECTUS.

The Exchange Agent and Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Facsimile (Eligible Institutions Only):	By Overnight Delivery:
(212) 430-3775/3779	65 Broadway—Suite 404 New York, NY 10006
Confirmation by Telephone:	By Mail or Hand Delivery:
(212) 430-3774	65 Broadway—Suite 404 New York, NY 10006

         Questions and requests for assistance or for additional copies of the prospectus or this letter of transmittal (the "Letter of Transmittal") may be directed to the Information Agent at its telephone number and mailing and delivery address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation
65 Broadway—Suite 404
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800

         This Letter of Transmittal is to be used (i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC") pursuant to the procedures set forth in "Procedures for Tendering Old Notes—Book-Entry Transfer" in the Prospectus (as herein defined) and an Agent's Message is not being transmitted.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         DTC has confirmed that the Exchange Offer is eligible for DTC's Automated Tender Offer Program ("ATOP"). Accordingly, participants in DTC's ATOP may, instead of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for transfer. DTC will then send an agent's message to the Exchange Agent.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

Description of Old Notes Tendered

Name(s) and Address(es) of Registered Holder (Fill in, If Blank)	Old Notes Tendered

Total Amount Tendered	Certificate or Registration Number(s)*	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered**

		$	$

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
**	We will not accept any tender that would result in the issuance of less than $1,000 principal amount of the New Notes (subject to the rounding provisions described in the prospectus). If a holder tenders less than all of its Old Notes, then any portion thereof that is not tendered, or if less than all of a holder's notes are accepted for exchange, then such remaining Old Notes must be in a minimum denomination of $1,000.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

☐
CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Global Bondholder Services Corporation, as exchange agent:

        The undersigned hereby acknowledges receipt of the prospectus (the "Prospectus") of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), dated March 17, 2014, and this Letter of Transmittal, which together constitute the Company's offer to exchange, subject to the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the 3.00% Senior Notes due 2014 of the Company (the "New Notes") for any and all of the outstanding Old Notes of the Operating Partnership (such transaction, the "Exchange Offer"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus.

        The undersigned hereby tenders to the Company the above-described Old Notes for exchange pursuant to the Exchange Offer. For each $1,000 principal amount that remains payable on the Old Notes outstanding at the Expiration Date, tendered prior to the Expiration Date and accepted for exchange, the Company will pay the Exchange Consideration (the "Exchange Consideration") described in the Prospectus in the form of New Notes. In addition, if the Old Notes are properly tendered by a holder (and not validly withdrawn) and accepted by us for exchange pursuant to the Exchange Offer, such holder will be entitled to receive accrued and unpaid interest in cash on such Old Notes up to, but not including, the Settlement Date.

        On March 17, 2014, the Operating Partnership will make an interest payment on any Old Notes outstanding on that date to holders of record of Old Notes as of March 1, 2014, the record date for that payment. Regardless of whether holders participate in the Exchange Offer, they will be entitled to receive the March 17, 2014 payment of interest on the Old Notes pursuant to the rules of DTC applicable to such payments.

        We will not accept any tender that would result in the issuance of less than $1,000 principal amount of New Notes. The aggregate Exchange Consideration paid to each participating holder for all Old Notes validly tendered (and not validly withdrawn) and accepted by us will be rounded down, if necessary, to $1,000 or the nearest whole multiple of $1,000 in excess thereof. If the Company is required to round down any amount of New Notes to be issued, the Company will, at its option, either (i) pay cash equal to the remaining portion, if any, of the Exchange Consideration or (ii) issue to such holder an additional $1,000 of New Notes. Any such decision will apply to all Old Notes tendered and accepted in the Exchange Offer. Any amount of Old Notes tendered must be in a minimum denominations of $1,000 or integral multiples thereof. Any Old Notes or portions thereof that are not tendered or accepted for exchange must be in a minimum denomination of $1,000.

        The Exchange Offer is conditioned on the registration statement of which the Prospectus forms a part being declared effective and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding. This condition may not be waived by the Company. The Company's obligation to accept Old Notes that are tendered is subject to the provisions described below and the conditions described in the Prospectus under "Conditions of the Exchange Offer". In addition, the Company may terminate or withdraw at its sole discretion the Exchange Offer at any time if any other condition set forth in the Prospectus under "Conditions of the Exchange Offer "is not satisfied.

        In addition, the Company's obligation to transfer any Exchange Consideration is conditioned upon the Company's acceptance of Old Notes for exchange pursuant to the Exchange Offer. The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus under the captions "The Exchange Offer" and "Conditions of the Exchange Offer," the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the above described principal amount of Old Notes to be exchanged for the Exchange Consideration described above per $1,000 principal amount of Old Notes tendered. Subject to, and effective upon the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby irrevocably tenders, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Notes as are being tendered herewith, waives any and all other rights with respect to the Old Notes (including without limitation, any existing or past defaults and their consequences in respect of the Old Notes and the Indenture governing the Old Notes) and releases and discharges the Company, the Operating Partnership, Sub-REIT, the trustee and the depositary bank from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Old Notes, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes or to participate in any redemption or defeasance of the Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company) with respect to the tendered Old Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company's order, (b) present the Old Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes (except that the Exchange Agent will have no rights to or control over, the Company's funds, except as the Company's agent, for the Exchange Consideration for any tendered Old Notes that are exchanged by the Company), all in accordance with the terms and conditions of the Exchange Offer. Execution and delivery of this Letter of Transmittal will also constitute an express waiver with respect to all claims against the Company, the trustee and the depositary bank.

        If, for any reason whatsoever, acceptance for exchange of, or exchange of, any Old Notes tendered pursuant to the Exchange Offer is delayed (whether before or after the Company's acceptance for exchange of the Old Notes) or the Company extends the Exchange Offer or is unable to accept for exchange or exchange the Old Notes tendered pursuant to the Exchange Offer, then, without prejudice to the Company's rights set forth in the Prospectus, the Company may instruct the Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, except to the extent that you are entitled to withdrawal rights set forth herein or in the Prospectus.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

        The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described in "Procedures for Tendering Old Notes" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which contract will be governed by the laws of the State of New York.

        Tenders of the Old Notes may be withdrawn by delivery of (1) a computer-generated notice of withdrawal to the Exchange Agent, transmitted by DTC on behalf of the holder in accordance with the standard operating procedures of DTC or (2) a written notice to the Exchange Agent, at its address listed on the back cover page of this prospectus, in either case at any time on or prior to 11:59 p.m., New York City time, at the end of the Expiration Date. To be valid, a notice of withdrawal of tendered Old Notes must (i) specify the name of the holder who tendered the Old Notes to be withdrawn, (ii) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the Old Notes withdrawn) and the aggregate principal amount represented by such Old Notes; and (iii) be signed by the holder of the Old Notes in the same manner as the original signature on this Letter of Transmittal or be accompanied by documents of transfer sufficient to have the applicable Trustee register the transfer of the Old Notes into the name of the person withdrawing the Old Notes.

        The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or receipt of an agent's message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated in the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If New Notes are to be issued to a person other than the person(s) signing this Letter of Transmittal, or if New Notes are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3) unless tendered by an Eligible Institution. The undersigned recognizes that the Company does not have any obligation pursuant to the "Special Exchange Instructions" to transfer any New Notes or Old Notes pursuant to such instructions if the Company does not accept for payment any of the Old Notes so tendered. The undersigned acknowledges and agrees that any direction indicated under "Special Exchange Instructions" or "Special Delivery Instructions" may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns and other legal representatives of the undersigned.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN THE PROSPECTUS.

        THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS AND CONDITIONS OF THE PROSPECTUS SHALL PREVAIL, OTHER THAN IN RESPECT OF THE DELIVERY OF OLD NOTES AND THE POWER OF ATTORNEY SET FORTH HEREIN.

  REGISTERED HOLDERS OF OLD NOTES SIGN HERE

  (In addition, complete Substitute Form W-9 below or applicable Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE
Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:
Title:	Title:
Address:	Address:
Address:	Address:
Telephone:	Telephone:
Number:	Number:
Dated:	Dated:
Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

  SIGNATURE GUARANTEE
  (If required—see Instruction 3)

Signature(s) Guaranteed by a Medallion Signature Guarantor:		Date:
Authorized Signature
Name of Medallion Signature Guarantor Guaranteeing Signature:		Address (including zip code):

Capacity(full title):
Printed Name:
Telephone Number (including area code):

  SPECIAL EXCHANGE INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if the New Notes or any Old Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐ New Notes to:
☐ Old Notes to:
Name(s):
Address:

Telephone Number:

Book-Entry Transfer Facility Account:

(Taxpayer Identification or Social Security Number)

  SPECIAL EXCHANGE INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if the New Notes or any Old Notes that are not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Old Notes Tendered."

Delivery:	☐ New Notes to:
☐ Old Notes to:
Name(s):
Address:

Telephone Number:

(Taxpayer Identification or Social Security Number)

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.     Delivery of this Letter of Transmittal and Certificates.

        All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent's message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

        Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder's behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

        The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

        The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents, including delivery through DTC and acceptance of an agent's message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

        DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY. LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO NORTHSTAR REALTY FINANCE CORP. OR DTC.

2.     Tenders.

        We will not accept any tender that would result in the issuance of less than $1,000 principal amount of the New Notes (subject to the provisions for rounding described in the prospectus). If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal are completed, as promptly as practicable. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable. Any Old Notes or portions thereof that are not tendered or accepted for exchange must be in a minimum denomination of $1,000.

3.
Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

        Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor") unless the Old Notes tendered hereby are tendered (i) by a holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed either the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. An "Eligible Institution" includes a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Old Notes.

        If this Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by NorthStar Realty Finance Corp., proper evidence satisfactory to NorthStar Realty Finance Corp. of its authority so to act must be submitted.

4.     Special Exchange and Delivery Instructions.

        Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

        If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder's account at the Depository.

5.     Transfer Taxes.

        NorthStar Realty Finance Corp. shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, direction indicated under "Special Exchange Instructions" or "Special Delivery Instructions" may be disregarded and shall have no effect.

        Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

6.     Waiver of Conditions.

        NorthStar Realty Finance Corp. reserves the absolute right to waive, in whole or in part, certain specified conditions to the Exchange Offer set forth in the Prospectus. The condition that the registration statement of which the Prospectus forms a part being declared effective and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding may not be waived by us.

7.     Mutilated, Lost, Stolen or Destroyed Old Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.     Requests for Assistance or Additional Copies.

        Questions and requests for assistance relating to the Prospectus, the Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

        Questions and requests for assistance or for additional copies of the Prospectus may be directed to the Information Agent at the address and telephone number set forth above.

9.     Validity and Form.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by NorthStar Realty Finance Corp. in its sole discretion, which determination will be final and binding. NorthStar Realty Finance Corp. reserves the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which would, in the opinion of counsel for NorthStar Realty Finance Corp., be unlawful. NorthStar Realty Finance Corp. also reserves the absolute right to waive any irregularities or defects as to particular Old Notes either before or after the Expiration Date, whether or not similar defects or irregularities are waived in the case of other holders of Old Notes. NorthStar Realty Finance Corp.'s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as NorthStar Realty Finance Corp. shall determine. None of NorthStar Realty Finance Corp., the Information Agent, the Exchange Agent, the Dealer Manager nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

10.   Important Tax Information.

        Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any reportable payments made to certain holders (or other payees) pursuant to the Exchange Offer. To avoid such backup withholding, each tendering U.S. Holder (as defined in the Prospectus) or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number ("TIN") and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9, or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual's social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and any reportable payments made to such person may be subject to backup withholding at the applicable rate. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write "Applied For" in the space provided in the box in Part I of the Substitute Form W-9. Any such U.S. Holder should also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold on any reportable payments made to the U.S. Holder. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 if the Old Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Substitute Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN or W-8ECI), signed under penalties of perjury, attesting to that person's non-U.S. status. An applicable IRS Form W-8 can be obtained from the Exchange Agent or from the IRS's website at www.irs.gov/formspubs. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

        A person's failure to complete the Substitute Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person's Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any reportable payments made to such person pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 AND GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

PAYER'S NAME: Global Bondholder Services Corporation

PAYEE'S NAME:		☐ Sole Proprietor/Individual
PAYEE'S ADDRESS:		☐ Corporation
☐ Partnership
☐ Limited Liability Company
Tax classification:
☐ Other (specify)
☐ Exempt payee

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I: Taxpayer Identification Number (TIN) Social Security Number OR	Part II: For Payees Exempt From Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.

Payer's Request for Taxpayer Identification Number (TIN) and Certification	Employer Identification Number (If awaiting TIN write "Applied For" and complete Part III and the Certificate of Awaiting Taxpayer Identification Number)

Part III:—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" ON THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, backup withholding on all reportable payments made to me will apply.

Signature	Date

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:			Give the social security number of—
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account 1
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor 2
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee 1
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner 1
5.	Sole proprietorship or disregarded entity owned by an individual		The owner 3
For this type of account:			Give the employer Identification number of—
6.	Disregarded entity not owned by an individual		The owner
7.	A valid trust, estate, or pension trust		The legal entity 4
8.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization
10.	Partnership or other multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.
Circle the minor's name and furnish the minor's social security number.

3.
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office (or online at www.ssa.gov), or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM (or online at www.irs.gov/formspubs), and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b) (7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        U.S. exempt payees described above should file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

        Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold on taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/ or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE

QuickLinks

  Exhibit 99.1
ALL TENDERING HOLDERS COMPLETE THIS BOX
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9